UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2005


                          McDERMOTT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


     REPUBLIC OF PANAMA              001-08430                   72-0593134
(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)


1450 Poydras Street, New Orleans, Louisiana                       70112-6050
(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400
                                                     --------------

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                    -----------------------------------------

Item 1.01     Entry into a Material Definitive Agreement.

     Today, McDermott International Inc. ("McDermott") issued a press release announcing that on December 22, 2005, J. Ray McDermott Middle East, Inc. ("JRM Middle East"), as applicant, and J. Ray McDermott, S.A. ("JRM"), as guarantor, entered into a Performance Guarantee Issuance Facility of $105,210,000 (the "Facility") to provide letters-of-credit in connection with two projects of J. Ray McDermott Eastern Hemisphere Limited. A copy of the Facility and press release are included as exhibits 10.1 and 99.1, respectively, to this report and are incorporated by reference.

     Other parties to the Facility include Mashreqbank psc, as arranger and facility agent, and various other banks listed on Schedule 1 to the Facility. JRM is a direct wholly-owned subsidiary of McDermott and JRM Middle East is an indirect wholly-owned subsidiary of McDermott.

Item 9.01     Financial Statements and Exhibits.

     (c)  Exhibits

          10.1 Performance Guarantee Issuance Facility dated December 22, 2005

          99.1 Press release dated December 28, 2005


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         McDERMOTT INTERNATIONAL, INC.


                                         By: /s/Michael S. Taff
                                            ---------------------------------
                                         Michael S. Taff
                                         Chief Accounting Officer


December 28, 2005



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